SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549


                                 FORM 8-K

                              CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934



Date of Report          April 14, 1997



               HOUSEHOLD CONSUMER LOAN TRUST 1997-1

           (Exact name of registrant as specified in its charter)



                     HOUSEHOLD FINANCE CORPORATION
                       (Administrator of the Trust)
           (Exact name as specified in Administrator's charter)

                                                              To be
      Delaware                   333-20147            Applied For
(State or other juris-    (Commission File Numbers)   (IRS Employer
diction of incorpora-                                     Identification
tion of Administrator)                                     Number of
                                                           Registrant)

  2700 Sanders Road, Prospect Heights, Illinois      60070
(Address of principal executive offices of             (Zip Code)
     Administrator)


Administrator's telephone number, including area code 847/564-5000

Item 7.   FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits

          99 Statement to Series 1997-1 Participants with respect to the distribution on April 14, 1997 as provided for under Article
               V of the Pooling and Servicing Agreement dated as of September 1, 1995 among Household Finance Corporation, as Servicer and The Chase Manhattan Bank, N.A., as Deposit Trustee and Section 5 of the Series 1997-1 Supplement to the Pooling and Servicing Agreement, (b) Noteholders with respect to the Payment Date on April 15, 1997 as provided for under Section 3.23 of the Indenture dated as of March 1, 1997 between Household Consumer Loan Trust 1997-1 and The Bank of New York, as Indenture Trustee, and (c) Certificateholders with respect to the Payment Date on April 15, 1997 as provided for under Section
               5.04 of the Trust Agreement dated as of March 1, 1997 between Household Consumer Loan Corporation and The Chase Manhattan Bank Delaware, as Owner Trustee.




























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







                                 SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Administrator has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.





                              HOUSEHOLD FINANCE CORPORATION,
                         as Administrator of and on behalf of the
                           HOUSEHOLD CONSUMER LOAN TRUST 1997-1
                                      (Registrant)



                         By:   /s/ J. W. Blenke
                              J. W. Blenke
                              Authorized Representative



Dated: April 25, 1997
















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                               EXHIBIT INDEX

Exhibit

Number    Exhibit                                                     Page


                                                                      5
99 Statement to Series 1997-1 Participants with respect to the distribution on April 14, 1997 as provided for under Article
          V of the Pooling and Servicing Agreement dated as of September 1, 1995 among Household Finance Corporation, as Servicer and The Chase Manhattan Bank, N.A., as Deposit Trustee and Section 5 of the Series 1997-1 Supplement to the Pooling and Servicing Agreement, (b) Noteholders with respect to the Payment Date on April 15, 1997 as provided for under Section 3.23 of the Indenture dated as of March 1, 1997 between Household Consumer Loan Trust 1997-1 and The Bank of New York, as Indenture Trustee, and (c) Certificateholders with respect to the Payment Date on April 15, 1997 as provided for under Section
          5.04 of the Trust Agreement dated as of March 1, 1997 between Household Consumer Loan Corporation and The Chase Manhattan Bank Delaware, as Owner Trustee.














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